Exhibit 10.1

LICENSE AGREEMENT RESPECTING SPACE AT 303 EAST WACKER DRIVE

THIS LICENSE AGREEMENT is entered into as of the 24 day of November, 2010, by and between FSP 303 EAST WACKER DRIVE LLC., a Delaware limited liability company ("Licensor"), and GROUPON INC., a Delaware corporation ("Licensee").

IN CONSIDERATION of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Licensor and Licensee hereby agree as follows:

1. License. Subject to the terms and conditions contained in this License Agreement, Licensor hereby grants to Licensee and Licensee hereby accepts from Licensor a license ("License") to utilize that portion of the building commonly known as 303 East Wacker Drive, Chicago, Illinois 60601 (the "Building") consisting of (i) that certain space located on the entire 24th floor of the Building known as Suite 2400, stipulated to contain 30,919 square feet of rentable area, and (ii) that certain space located on the 23rd floor of the Building, stipulated to contain 15,196 square feet of rentable area, all as more particularly described in Exhibit A attached hereto and with an overall stipulated rentable area of 46,115 square feet (collectively, the "Premises"). The parties hereto acknowledge that the interest created herein is a license and no leasehold or tenancy is intended to be or shall be created hereby.

2. Use. It is understood and agreed by and between the parties hereto that Licensee shall utilize the Premises solely for general office and related lawful uses and for no other purpose.

3. Term.

(a) The initial term of this License Agreement and Licensee's right to possession of the Premises shall commence on November 26, 2010 (the "Commencement Date") and continue for an initial term ending on February 28, 2011 (subject, in any event, to early termination or extension as provided in this License Agreement).

(b) This License Agreement may be terminated by Licensor, without prejudice to any other right or remedy Licensor may have under this License Agreement or at law or in equity, upon twenty-four (24) hours' prior written notice to Licensee, if Licensee: (i) fails to perform its obligations in accordance with the terms of this License Agreement, which failure continues for five (5) business days after written notice thereof from Licensor, (ii) files for bankruptcy, becomes insolvent, makes an assignment for the benefit of creditors, or has a receiver appointed, or a proceeding is commenced by or against Licensee under any provision of the United States Bankruptcy Code, as amended, or (iii) shall be dissolved or otherwise liquidated. Notwithstanding anything to the contrary contained herein, in the event of any default by Licensee hereunder (including any default described in subclauses (i), (ii) or (iii) of this Section 3(b), Licensor shall have available to it all of the rights and remedies in this Section 3(b) as well as all rights and remedies available under Section 3(c) below (if applicable) and all rights and remedies available at law and in equity, and all of the aforementioned rights and remedies shall be cumulative and may be pursued separately, successively or concurrently. The exercise or failure to exercise any of the rights and remedies available to Licensor pursuant to terms hereof shall not constitute a waiver or release of same or of any other right or remedy.

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(c) Upon the expiration or earlier termination of this License Agreement, Licensee, at is sole expense, shall remove all of Licensee's trade fixtures and personal property in the Premises, and repair any damage caused by such removal activities. All removal and restoration work shall be performed in accordance with the terms and conditions set forth in Section 12 below. If Licensee fails to vacate or surrender the Premises at the expiration or earlier termination of the term, then, without limitation on any other rights and remedies available to Licensor, Licensee shall pay to Licensor as license fees during such holdover period an amount equal to 125% (for up to the first 30 days of such holding over) and double (for any holdover period beyond the first 30 days thereof) of the License Fee or the prevailing market amount for license fees or rentals in the Building (as determined by Licensor), if greater, on a per diem basis, payable from time to time upon Licensor's demand therefor. In addition to and without limiting any other rights and remedies which Licensor may have on account of such holding over by Licensee, Licensee shall indemnify Licensor from and against any and all actual and provable damages suffered by Licensor on account of such holding over by Licensee, including any damages incurred by Licensor as a result of any damages and claims by tenants or licensees entitled to future possession. No occupancy by Licensee after the expiration or earlier termination of the term shall be construed to extend the term. The provisions of this Section 3(c) shall not be deemed to limit or constitute a waiver of any rights or remedies of Licensor as provided herein or at law or in equity.

(d) Upon the expiration or earlier termination of this License Agreement, whether by lapse of time or otherwise, all rights and obligations of the parties hereunder shall thereby terminate and be deemed null and void in their entirety; provided, however, that such termination shall not terminate (i) Licensee's obligation to pay any accrued but unpaid License Fees and other amounts due hereunder, which obligations shall survive any termination of this License Agreement, by lapse of time or otherwise, (ii) either party's obligations and responsibilities under Section 7 below, which obligations and responsibilities shall survive any termination of this License Agreement, by lapse of time or otherwise, (iii) Licensee's obligation to vacate and surrender the Premises to Licensor as required under Section 3(c) above, and all obligations and liabilities of Licensee under said Section 3(c) in connection therewith, which liabilities and obligations shall survive any termination of this License Agreement, by lapse of time or otherwise, or (iv) any obligation of Licensee to indemnify any of the Indemnified Parties (as hereinafter defined) hereunder, which obligations shall survive any termination of this License Agreement, by lapse of time or otherwise.

(e) Without limitation of the foregoing terms of this Section 3 (including, without limitation, the early termination rights described in Section 3(b) above), and subject to the provisions hereinafter set forth, Licensor hereby grants to Licensee an option to extend the term of the License Agreement on the same terms, conditions and provisions as contained in the License Agreement, except as otherwise provided herein, for one period of three (3) calendar months (the "Renewal Period") after the expiration of the initial stated License Agreement term, which Renewal Period shall commence on March 1, 2011 (the "Renewal Period Commencement Date") and end on May 31, 2011.

(i) Said option shall be exercisable by written notice from Licensee to Licensor of Licensee's election to exercise said option given not later than January 31, 2011, time being of the essence. If Licensee's option is not so exercised, said option shall thereupon expire.

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(ii) The License Fee payable by Licensee to Licensor during the Renewal Period shall continue to be $103,758.75 per month, payable at such times and in accordance with such provisions as otherwise set forth in Paragraph 4 below relative to the payment of the License Fee thereunder.

4. License Fees.

(a) Licensee shall pay to Licensor, without notice, demand, set-off or counterclaim, a base license fee (herein, the "License Fee" or “License Fees”) equal to $103,758.75 per month (being calculated based on $27.00 per rentable square foot per annum) for each month of the term. The License Fee shall be payable in monthly installments, in advance, on the first day of each calendar month during the term. License Fees for any partial month shall be prorated. The License Fee for both the month of November, 2010 (prorated as described in the preceding sentence) and for the full month of December, 2010 shall be paid on the Commencement Date.

(b) The following provisions shall govern the payment of License Fees hereunder: (i) if this License Agreement commences or ends on a day other than the first day or last day of a calendar month, respectively, the License Fees for the month in which this License Agreement so begins or ends shall be prorated accordingly; (ii) all License Fees shall be paid to Licensor without offset or deduction, and the covenant to pay License Fees shall be independent of every other covenant in this License Agreement; (iii) any sum due from Licensee to Licensor which is not paid when due and which continues unpaid for five (5) business days after written notice thereof from Licensor shall bear interest from the date due until the date paid at the annual rate of five percentage (5%) points above the rate then most recently announced by JP Morgan Chase in Chicago, Illinois (or any successor thereto) as its prime or corporate base lending rate, from time to time in effect, but in no event higher than the maximum rate permitted by law (the "Default Rate"); and, in addition, Licensee shall pay Licensor a late charge for any License Fees payment which is not paid when due and which continues unpaid for five (5) business days after written notice thereof from Licensor equal to five percent (5%) of such payment; and (iv) each amount owed to Licensor under this License Agreement for which the date of payment is not expressly fixed hereunder shall be due on or before the thirtieth (30th) day following the date of delivery to Licensee of the statement showing such amount is due.

5. As Is, Condition of Premises; Turnover; Existing Furniture Items. Licensor shall tender possession of the Premises to Licensee on or before the Commencement Date. Licensee hereby agrees to accept possession of the Premises in its "as is" condition as of date Licensor so tenders possession thereof to Licensee. Licensee hereby further acknowledges and agrees that (a) Licensor has not made any representation or warranty whatsoever, either express or implied (including, without limitation, any implied warranty of habitability or fitness for a particular purpose), respecting the condition of the Premises, and (b) Licensor has not made any promise to alter, remodel or improve the Premises for Licensee's occupancy, nor to give any allowance or other concession to Licensee on account thereof. Without limitation of the foregoing, Licensee shall have the right to use at the Premises, during the term of this License Agreement, all items of furniture or other non-affixed personal property located at the Premises as of the date of mutual execution and delivery hereof by the parties (herein, the “Existing Furniture Items”). The Existing Furniture Items shall remain the property of Licensor at all times, and may not be removed from the Premises by Licensee at any time. Licensee shall surrender such Existing Furniture Items to Licensor as of the end of the term of this License Agreement (or as of any earlier termination of Licensee’s possession of the Premises) in the same condition as existing as of the Commencement Date, ordinary wear and tear excepted.

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6. Licensor's Services.

(a) General Description of Services. So long as this License Agreement is in full force and effect, and Licensee has paid all License Fees and other amounts then due hereunder, Licensor shall, at its expense, furnish, or cause to be furnished, the following services to the Premises:

(i) Air conditioning and heat when necessary to provide a temperature condition required, in Licensor's reasonable judgment, for comfortable occupancy of the Premises under normal business operations, Monday through Friday from 8:00 A.M to 6:00 P.M. and Saturdays from 8:00 A.M to 1:00 P.M, Building holidays excepted. Levels of heating and air conditioning are subject to adjustments pursuant to mandatory and voluntary compliance by Licensor with laws and guidelines relating to energy use.

(ii) Domestic water in common with other tenants for drinking, lavatory and toilet purposes drawn through fixtures installed by Licensor within the core of the Building, and warm water in common with other tenants for lavatory purposes from the same regular Building supply and fixtures.

(iii) Customary janitor and cleaning service (i.e., consistent with the base building janitorial service being furnished for other tenants, generally, at the Building) in and about the Premises and common areas of the Building. Licensee shall not provide or use any other janitor or cleaning service.

(iv) Passenger elevator service in common with Licensor and other persons, Monday through Friday from 8:00 A.M. to 6:00 P.M. (Saturdays from 8:00 A.M. to 1:00 P.M.), Sundays and Building holidays excepted; and freight elevator service in common with Licensor and other persons, and subject to prior scheduling with Licensor (and payment of Licensor's standard charges), Monday through Friday from 8:00 A.M. to 4:00 P.M., Saturdays, Sundays and Building holidays excepted. Limited passenger elevator service shall be provided daily at all times when the aforesaid passenger elevator service is not furnished.

(b) Electricity. Except as hereinafter provided, electricity shall not be furnished by Licensor, but shall be furnished by Commonwealth Edison Company or another electric utility company serving the area selected by Licensor. Licensor shall permit Licensee to receive such service direct from such utility company at Licensee's cost, and shall permit Licensor's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes. Licensee shall make all necessary arrangements with the utility company for metering and paying for electric current furnished by it to Licensee, and Licensee shall pay for all charges for electric current consumed on the Premises during Licensee's occupancy thereof. Licensee shall make no alterations or additions to the electric equipment or systems in the Premises or the Building without the prior written consent of Licensor in each instance (not to be unreasonably withheld or delayed). Any work performed by Licensee shall, in any event, be performed in accordance with Section 12 below (including all Licensor approval rights thereunder). Licensee also agrees to purchase from Licensor or its agents, as Licensor shall direct, all lamps, bulbs, ballasts and starters used in the Premises during the Term. Licensee covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon.

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(c) Telephone. All telegraph, telephone, and electric connections which Licensee may desire shall be first approved by Licensor in writing, before the same are installed, and the location of all wires and the work in connection therewith shall be performed by contractors approved by Licensor and shall be subject to the direction of Licensor. Any work performed by Licensee shall, in any event, be performed in accordance with Section 12 below (including all Licensor approval rights thereunder). Licensor reserves the right to designate and control the entity or entities providing telephone or other communication cable installation, repair and maintenance in the Building and to restrict and control access to telephone cabinets. In the event Licensor designates a particular vendor or vendors to provide such cable installation, repair and maintenance for the Building, Licensee agrees to abide by and participate in such program. Licensee shall be responsible for and shall pay all costs incurred in connection with the installation of telephone cables and related wiring in the Premises, including, without limitation, any hook-up, access and maintenance fees related to the installation of such wires and cables in the Premises and the commencement of service therein, and the maintenance thereafter of such wire and cables. If Licensee fails to maintain all telephone cables and related wiring in the Premises and such failure affects or interferes with the operation or maintenance of any other telephone cables or related wiring in the Building, Licensor or any vendor hired by Licensor may enter into and upon the Premises forthwith and perform such repairs, restorations or alterations as Licensor deems necessary in order to eliminate any such interference (and Licensor may recover from Licensee all of Licensor's costs in connection therewith and Licensor shall have no liability to Licensee by reason thereof). Licensee agrees that neither Licensor nor any of its agents or employees shall be liable to Licensee, or any of Licensee's employees, agents customers or invitees or anyone claiming through, by or under Licensee, for any damages, injuries, losses, expenses, claims or causes of action because of any interruption, diminution, delay or discontinuance at any time for any reason in the furnishing of any telephone service to the Premises and the Building.

(d) Interruption of Services. Licensee agrees that neither Licensor, nor any of Licensor's constituent members, nor any of their respective agents, partners or employees, shall be liable for damage or injury to person, property or business or for loss or interruption of business, or for any other matter, in the event there is any failure, delay, interruption or diminution in furnishing any service. No such failure, delay, interruption or diminution shall be deemed to constitute an eviction or disturbance of Licensee's use or possession of the Premises, in whole or in part, actual or constructive, nor entitle Licensee to any claim for set-off, abatement or reduction of License Fees (except as provided below in this paragraph), nor render Licensor liable for damages, nor relieve Licensee from the performance of or affect any of Licensee's obligations under this License Agreement. However, Licensor shall use commercially reasonable efforts to minimize any such failure, delay, interruption or diminution. Notwithstanding the foregoing, if any of the Licensor’s services being provided under this Section 6 are interrupted, such that Licensee is not able and actually ceases to conduct any of its customary business activities in the Premises for a period of five (5) consecutive business days, then, the License Fees payable hereunder shall abate as of the sixth (6th) consecutive business day and thereafter until such time as service is restored so that Licensee is able to or actually resumes occupancy of any portion of the Premises for any of its customary business activities. If such failure of services of the nature and extent described in the preceding sentence continues for fifteen (15) business days, then Licensee shall also have the right to terminate this License Agreement by delivery of written notice thereof to Licensor on or before the first to occur of Licensor’s restoration of such services or Licensee’s occupancy of any portion of the Premises for the conduct of its customary business operations therefrom (time being of the essence), whereupon this License Agreement shall terminate as of the date of Licensor’s receipt of such notice, as if such date was the stated expiration date of the term hereof. The rights of Licensee under this subparagraph (d) shall be the sole recourse of Licensee in the case of any failure of services as described above in this subparagraph (d).

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(e) Licensee's Cooperation. Licensee agrees to cooperate fully with Licensor, at all times, in abiding by all regulations and requirements which Licensor may prescribe for the proper functioning and protection of all utilities and services reasonably necessary for the operation of the Premises or the Building. Licensor and its contractors shall have free access to any and all mechanical installations in the Premises, and Licensee agrees that there shall be no construction of partitions or other obstructions which might interfere with the moving of the servicing equipment of Licensor to or from the enclosures containing said installations. Licensee further agrees that neither Licensee nor its employees, agents, licensees, invitees or contractors shall at any time tamper with, adjust or otherwise in any manner adversely affect Licensor's mechanical installations in the Premises or the Building.

(f) Extra or Additional Services. Licensee may request to Licensor to provide services which are extra or additional services to those described in Section 6(a) above, by delivery to Licensor of an advance written request therefor. If Licensor shall agree to so provide any such services which are extra or in addition to those services described in Section 6(a) above, Licensee shall pay for any such extra or additional services so provided by Licensor at Licensor's established rates therefor from time to time. All charges for any such extra or additional services so provided by Licensor shall be due and payable within ten (10) days after Licensee receives Licensor's bill therefor. If Licensee fails to pay when due Licensor's charges for any such extra or additional services, Licensor shall have the right, in addition to all other rights and remedies available to Licensor, to discontinue furnishing any such extra or additional services for which Licensee has failed to pay. If Licensor discontinues any such extra or additional services as provided in this Section 6(f), no such discontinuance shall be deemed an eviction or disturbance of Licensee's use of the Premises or render Licensor liable for damages or relieve Licensee from performance of Licensee's obligations under this License Agreement. Without limiting the foregoing, if Licensee desires air conditioning or heat during times or on days on which Licensor is not required to provide such service pursuant to Section 6(a)(i) above, Licensor shall provide such service to Licensee provided that (i) Licenseet notifies Licensor (which notification may be via telephone or email) on or before 5:00 p.m. on any business day on which Licensee desires air conditioning or heat after hours on such business day, or before 5:00 p.m. on the business day immediately preceding any holiday or weekend day for which Licensee desires such service, and (ii) Licensee shall pay Licensor, Licensor’s then Building standard after-hours HVAC charges in connection with such after-hours service.

7. Risk of Loss/Indemnity/Waiver of Claims. Licensee shall assume the full risk of loss with respect to all of its property and equipment located at the Premises and shall protect, indemnify and hold Licensor, its members, employees and agents, and all of the respective shareholders, directors, officers, partners, members, agents and employees of all of the foregoing (herein, the "Indemnified Parties"), harmless (and, if requested by Licensor, shall defend such Indemnified Parties) from and against any and all claims, liabilities, costs and expenses (including attorneys' fees and related expenses, and including, without limitation, claims for damage, loss or injury, either to persons or to property) arising from the use and occupancy of the Premises by Licensee, its employees, agents or representatives, or the failure of Licensee to comply with its obligations hereunder. Licensee hereby waives all claims against Licensor and all of the other Indemnified Parties for injury to persons, damage to property or to any other interests of Licensee sustained by Licensee or any person claiming through Licensee resulting from any occurrence in or about the Building (except for claims arising from Licensor's willful misconduct or gross negligence). The provisions of this Section 7 shall survive the expiration or earlier termination of this License Agreement.

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8. Laws and Regulations; Rules of Building. Licensee shall comply with, and Licensee shall cause its employees, agents and invitees to comply with (i) all of the laws, ordinances, orders, rules and regulations relating to the use and occupancy of the Premises (including, without limitation, all laws, ordinances, orders, rules and regulations of state, federal, municipal and other agencies or bodies having any jurisdiction over the Premises), and (ii) all rules of the Building adopted and altered by Licensor from time to time for the safety, care and cleanliness of the Premises and/or Building and for preservation of good order therein.

9. Liability Insurance. Licensee shall maintain in full force and effect during the term of this License Agreement the following policies of insurance, with the premiums thereon fully paid on or before the due dates and issued by and binding upon a solvent insurance company licensed to do business in the State of Illinois: (a) a policy or policies of comprehensive general liability insurance, with a contractual liability endorsement and affording minimum protection (which may be affected by primary and/or excess coverage) of not less than $2,000,000 for personal injury or death in any one occurrence and of not less than $2,000,000 for property damage in any one occurrence, or such greater limits as Licensor may reasonably require from time to time upon notice to Licensee, and (b) Workers' Compensation and Employers' Liability insurance in the amount required by the State of Illinois, but in any event in an amount which is not less than $500,000. All insurance policies hereunder shall name Licensor as an additional insured and shall provide for thirty (30) days' written notice to Licensor prior to cancellation, non-renewal or material modification, and, if a "claims made" policy, shall provide for an extended reporting period of not less than one (1) year.

10. Assignment, Sublicense. Licensee may not assign, sublicense or in any other manner transfer or encumber this License Agreement or Licensee's rights hereunder. This License Agreement and the License granted hereby are personal to Licensee. Notwithstanding any of the foregoing, Licensor’s consent shall not be required for an assignment to a Licensee Affiliate (as hereinafter defined), , as long as (i) Licensee gives reasonable prior or subsequent notice to Licensor of the assignment, (ii) the assignee has a net worth reasonably sufficient to be able to satisfy the remaining Licensee obligations under this License Agreement, and (iii) such assignee assumes the obligations of Licensee under this License Agreement (unless such assumption is not legally required to obligate the successor (e.g. in connection with a merger)). As used herein, the term "Licensee Affiliate" shall mean any entity (i) which acquires all or substantially all of the assets and business or stock of the Licensee under this License Agreement for a purpose other than to circumvent the provisions of this Section 10; (ii) which results from a merger or consolidation with the Licensee under this License Agreement; or (iii) which is controlled by, controls, or is under common control with, the Licensee under this License Agreement. The term "control" as used in this License Agreement means the power to directly or indirectly direct or cause the direction of the management and policies of Licensee, through the ownership of voting securities or other ownership interests. All terms of this License Agreement shall continue to apply with respect to an assignment to a Licensee Affiliate, and the original named Licensee shall continue to remain liable to Licensor, on a joint and several basis with the assignee, for all obligations and liabilities of the “Licensee” hereunder (i.e., unless the assigning "Licensee" ceases to exist as a separate legal entity as a result of the transaction giving rise to the permitted assignment to a Licensee Affiliate under this Section 10, such as in the case of a merger, whereupon only the surviving assignee shall remain so liable hereunder).

11. Entry for Repairs and Inspection. Licensee shall permit Licensor and its contractors, agents or representatives to enter into and upon any part of the Premises at all reasonable hours to inspect the same, make repairs, alterations or additions thereto, show the same to prospective tenants, purchasers, mortgagees or parties or for any other purpose, as Licensor may deem reasonably necessary or desirable, and Licensee shall not be entitled to any claim against Licensor by reason thereof. Licensor shall give Licensee written or oral notice prior to entry into the Premises, except in event of emergency. Licensor shall not cause or make any modifications, repairs or alterations to the Premises which may interfere with the business of Licensee without reasonable written notice and shall cooperate with Licensee to avoid any such interference.

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12. Alterations.

(a) Licensee shall not make or allow to be made any alterations or physical additions (including fixtures) to be made in or to the Premises, without first obtaining the written consent of Licensor (which consent may be withheld in Licensor's sole and absolute discretion). Any such alterations or additions consented to by Licensor shall be performed in a good and workmanlike manner and in accordance with such terms and conditions as may be imposed by Licensor. Licensee shall deliver to Licensor a copy of the "as-built" plans and specifications for all alterations or physical additions so made in or to the Premises.

(b) Licensee shall indemnify and hold harmless Licensor from and against all costs (including attorneys' fees and costs of suit), losses, liabilities or causes of action arising out of or relating to any alterations, additions or improvements made by Licensee or Licensee's contractors to the Premises, including but not limited to any mechanics' or materialmen's liens asserted in connection therewith.

(c) Should any mechanic's or other liens be filed against any portion of the Building by reason of Licensee's acts or omissions or because of a claim against Licensee, Licensee shall cause the same to be canceled or discharged of record, or otherwise insured over to Licensor's satisfaction, within ten (10) days after the filing of any such lien. If Licensee shall fail to so cancel, discharge or insure over said lien or liens, within said ten-day period, Licensor may, at its sole option, cancel or discharge the same and upon Licensor's demand, Licensee shall reimburse Licensor for all costs incurred in canceling or discharging such liens.

13. Condemnation. If any portion of the Premises shall be taken or condemned for any public purpose, this License Agreement shall, at the option of either party, forthwith terminate as of the date possession is taken, subject to any provisions hereof which by their terms shall survive such termination. If the entire Building or a substantial part thereof shall be taken, this License Agreement shall end upon the earlier of the date when possession shall be required by the condemning authority or the effective date of the taking, subject to any provisions hereof which by their terms shall survive such termination. All proceeds payable on account of any interest in the Premises or this License shall belong to Licensor. Nothing contained herein shall prevent Licensee from seeking and retaining a separate award from the condemning authority in any proceeding involving a taking or a sale in lieu of a taking for Licensee's trade fixtures, equipment or relocation expenses, but only to the extent that such action by Licensee does not reduce the award distributable to Licensor on account of the value of the taking.

14. Casualty. If the Premises or Building is damaged by fire or other casualty so that Licensee cannot use the Premises for its intended use (as reasonably determined by Licensee), this License Agreement shall terminate as of the date of such damage, subject to any provisions hereof which by their terms shall survive such termination. Licensor shall have no obligation to provide substitute premises or to repair or restore the Premises.

15. Waiver of Subrogation. Anything in this License Agreement to the contrary notwithstanding, Licensor and Licensee each hereby waives any and all rights of recovery, claims, actions or causes of action against the other and such other party's members, officers, directors, or partners, as the case may be, and the respective agents and employees of each of them, for any loss or damage that may occur to the Premises or any improvements thereto, or any personal property of such person therein or in the Building, by reason of fire, the elements, or any other cause insured against under valid and collectible fire and extended coverage insurance policies, regardless of cause or origin, including negligence (except in any case which would render this waiver void under law), to the extent that such loss or damage is recovered under said insurance policies.

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16. Brokers. Licensee represents and warrants to Licensor that Licensee did not deal with any broker or finder in connection with this License Agreement other than the following Brokers; CB Richard Ellis, JF McKinney and Hines. Licensor hereby agrees to pay the brokerage commissions payable to said Brokers above in accordance with a written agreement between Licensor and such Brokers. Licensee shall indemnify, defend and hold Licensor, its agents and their respective members, officers, directors, partners, employees and agents harmless of, from and against any and all losses, damages, liabilities, claims, liens, costs and expenses, including without limitation court costs and reasonable attorneys' fees and expenses, arising from any claims or demands of any other broker or brokers or finders for any commission alleged to be due such other broker or brokers or finders claiming to have dealt with Licensee in connection with this License Agreement or with whom Licensee hereafter deals or whom Licensee employs.

17. Access; Force Majeure. Licensor shall not be liable to Licensee nor deemed in default under this License Agreement in the event Licensee's access to the Premises is barred or delayed or if Licensor fails to perform (or is delayed in performing) any of its obligations hereunder due to acts of God, public enemy, fire, injunction, riot, war, strike, lockout, labor trouble, court order, civil disorder, failure of power, restrictive governmental laws and regulations or any other cause beyond the reasonable control of Licensor (provided that the foregoing shall not limit Licensee’s abatement and/or termination rights as expressly provided in Section 6(d) above, if applicable). Licensee shall not enter the premises of any tenant of the Building without the express prior consent of Licensor and the tenant in question.

18. No Interference With Others. Licensee shall use the Premises without causing objectionable interference with any activities being carried on by tenants or other occupants of the Building (provided that the foregoing shall not limit Licensee's right to possess and utilize the Premises in accordance with the terms of this License Agreement).

19. Limitation of Licensor's Personal Liability. Licensee agrees to look solely to Licensor's interest in the Building for the recovery of any judgment from Licensor, it being agreed that Licensor (and its members) shall never be personally liable for any such judgment.

20. Attorney's Fees. In the event that any action is commenced to enforce the provisions hereof, the prevailing party shall be entitled to reimbursement from the non-prevailing party of the prevailing party's litigation costs, including its reasonable attorneys' fees.

21. Successors and Assigns. Subject to the provisions of Section 19 above, the terms and conditions contained herein shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

22. Subordination of License. This License Agreement and the rights of Licensee hereunder shall be and are hereby expressly made subject to and subordinate at all times to any mortgage and/or ground lease encumbering the Building whether now or hereafter existing, and to all amendments, modifications, renewals, extensions, consolidations and replacements therefor, and to all advances made or hereafter to be made upon the security thereof.

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23. Notice. Whenever notice is required to be given hereunder, it shall be in writing, delivered to the parties by personal delivery or by certified or registered mail, or by nationally recognized overnight courier, to the addresses provided for below:

If to Licensor:	FSP 303 East Wacker Drive LLC c/o Hines 303 East Wacker Drive Chicago, Illinois 60601 Attention: Property Manager
With an additional copy to:	FSP Property Management LLC 401 Edgewater Place Suite 200 Wakefield, Massachusetts 01880 Attention: John F. Donahue
And to:	DLA Piper LLP (US) 203 North LaSalle Street Suite 1900 Chicago, Illinois 60601 Attention: Edward S. Goldman
If to Licensee:	Groupon Inc. 600 West Chicago Avenue Chicago, Illinois 60654 Attention: Brad Downes

24. Certification and Agreement. Licensee hereby certifies to Licensor as of the date of this License Agreement that (i) it is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and (ii) it is not engaged in the transaction evidenced by this License Agreement, directly or indirectly on behalf of, or instigating or facilitating the transaction evidenced by this License Agreement, directly or indirectly on behalf of, any such person, group, entity, or nation. LICENSEE hereby agrees to defend, indemnify, and hold harmless LICENSOR, LICENSOR’s members, officers, employees and agents, LICENSOR’s managing agent, any officer, director, stockholder, partner, member, trustee, beneficiary, employee, agent or contractor of LICENSOR’s managing agent, and any MORTGAGEE OF THE BUILDING, FROM AND AGAINST ANY and all claims, damages, losses, risks, liabilities, and expenses (including attorney’s fees and costs) arising from or related to any breach of the certification set forth above in this SECTION 24. The terms and conditions contained in this Section 24 shall be expressly binding upon and shall expressly inure to the benefit of the successors and assigns of the parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this License Agreement as of the day and year first above written.

LICENSEE: GROUPON INC., a Delaware corporation By: /s/ Robert Solomon Name: Robert Solomon Its: President

LICENSOR:

FSP 303 EAST WACKER DRIVE LLC, a Delaware limited liability company

By: FSP Property Management LLC, a Massachusetts limited liability company, its asset manager

By: /s/ John F. Donahue

Name: John F. Donahue

Its: Vice President

11

EXHIBIT A

PREMISES

A-1

FIRST AMENDMENT TO LICENSE AGREEMENT

This FIRST AMENDMENT TO LICENSE AGREEMENT ("Amendment") is made and entered into as of the 7 day of January, 2011, by and between FSP 303 EAST WACKER DRIVE LLC, a Delaware limited liability company ("Licensor"), and GROUPON INC., a Delaware corporation ("Licensee").

W I T N E S S E T H:

WHEREAS, Licensor and Licensee are parties to that certain License Agreement dated November 24, 2010 (the "Original License") (said Original License, as amended hereby and as further amended from time to time, the "License Agreement"), which License Agreement covers space (the "Premises") containing an aggregate of 46,115 rentable square feet (consisting of the entire 24th floor, stipulated to contain 30,919 square feet of rentable area, and a portion of the 23rd floor, stipulated to contain 15,196 square feet of rentable area) in the building (the “Building”) known as 303 East Wacker Drive, Chicago, Illinois, for a term initially scheduled to expire on February 28, 2011.

WHEREAS, Licensor and Licensee desire to amend the License Agreement to extend the initial term of the License Agreement through December 31, 2011 (subject to any extension or earlier termination thereof as set forth in said License Agreement, as amended hereby), and to add additional space on the 23rd floor and on the 7th floor of the Building to the “Premises” being licensed thereunder (provided that the term of the License Agreement relative to such 7th floor space shall expire October 31, 2011, subject to any extension or earlier termination thereof as set forth in said License Agreement, as amended hereby), and for other matters, all as hereinafter set forth, and all subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, Licensor and Licensee hereby agree as follows:

1. Recitals; Defined Terms. The foregoing recitals are hereby incorporated in this Amendment by reference All capitalized terms used but not otherwise defined herein shall have the same meanings as in the License Agreement. As used in this Amendment, the following terms shall have the respective meanings indicated below:

(a) “Additional Premises” shall mean, collectively, (i) space on the 23rd floor in the Building, stipulated to contain 15,388 square feet of rentable area, shown on Exhibit A attached hereto and made a part hereof (the “23rd Floor Additional Premises”), and (ii) space on the 7th floor in the Building, stipulated to contain 29,852 square feet of rentable area, shown on Exhibit B attached hereto and made a part hereof (the “7th Floor Additional Premises”). Without limitation of the foregoing, it is acknowledged that (1) the space described in clause (i) of this Section 1(a), when added to the portion of the Premises currently being licensed by Licensor at the Building on the 23rd floor pursuant to the Original License, constitutes the entire 23rd floor at the Building, and (2) the space described in clause (ii) of this Section 1(a) constitutes the entire 7th floor at the Building, and (3) from and after the Additional Premises Commencement Date, the overall “Premises” being licensed under the License Agreement shall consist of the entireties of floors 7, 23 and 24 at the Building, stipulated to contain 91,355 square feet of rentable area in the aggregate (subject, however, to earlier termination of the 7th Floor Additional Premises as of the “7th Floor Termination Date”, as hereinafter provided).

(b) “Additional Premises Commencement Date” shall mean January 10, 2011.

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(c) “Original Premises” shall mean the “Premises” on the 23rd and 24th floors at the Building being licensed under the License Agreement immediately prior to the date hereof, as described in the opening Recital paragraph above, stipulated to contain 46,115 square feet of rentable area.

(d) “7th Floor Termination Date” shall mean October 31, 2011 (subject to extension thereof as set forth in Section 4 hereinbelow)

2. Extension of Term. The expiration date of the initial term of the License Agreement, which was initially set forth in the License Agreement as February 28, 2011, is hereby extended to December 31, 2011 (subject to further extension or earlier termination as provided in the License Agreement, and without limitation of the earlier termination date for the 7th Floor Additional Premises as provided herein). Except as otherwise set forth herein, the extension of the term being effectuated hereby shall be on the same terms and conditions as set forth in the License Agreement relative to the License Agreement term therein provided.

3. Additional Premises. Effective as of the Additional Premises Commencement Date and for a term expiring concurrently with the end of the term of the License Agreement for the remainder of the Premises (as extended hereby, and subject to further extension or earlier termination as provided in the License Agreement, and subject to earlier termination of the License Agreement relative to the 7th Floor Additional Premises as provided herein):

(a) the “Premises” licensed under the License Agreement shall include the Additional Premises; and

(b) the rentable area of the Premises under the License Agreement shall be increased by the rentable area of the Additional Premises, thereby resulting in an overall rentable area of the Premises equal to 91,355 square feet.

From and after the Additional Premises Commencement Date and through the end of the term of the License Agreement (as extended hereby, and subject to further extension or earlier termination as provided in the License Agreement, and subject to earlier termination of the License Agreement relative to the 7th Floor Additional Premises as provided herein), all provisions of the License Agreement (as amended hereby) shall be in full force and effect with respect to, and shall govern Tenant’s possession of, the Additional Premises

4. 7th Floor Termination Date. The term of the License Agreement and all other License Agreement terms and conditions shall terminate on the 7th Floor Termination Date only as to that portion of the Premises consisting of the 7th Floor Additional Premises, as though the License Agreement had expired by lapse of time on the 7th Floor Termination Date with respect to the 7th Floor Additional Premises. From and after the 7th Floor Termination Date, the remaining balance of the Premises (the “23rd/24th Floor Premises”), stipulated to contain an overall area equal to 61,503 square feet of rentable area (consisting of the entirety of floors 23 and 24 at the Building, being the “Original Premises” and the “23rd Floor Additional Premises” described herein), shall be deemed to be the “Premises” under the License Agreement for all purposes. Licensee shall vacate and deliver possession of the 7th Floor Additional Premises to Licensor, on or before 11:59 p.m. on the 7th Floor Termination Date, in the same manner set forth in, and in the same condition required by, the License Agreement (including, without limitation, the terms of Section 6 below) for surrender of the Premises at the end of the term thereof. Any retention of possession by Licensee of all or part of the 7th Floor Additional Premises after the 7th Floor Termination Date shall be deemed a holding over under the License Agreement without consent of Licensor, and shall be subject to the terms and conditions of said License Agreement with respect to such holdover. Without limitation of the foregoing, Licensee shall have the right, exercisable by written notice from Licensee to Licensor of Licensee's election to exercise said right given not later than August 31,

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2011 (time being of the essence), to extend the 7th Floor Termination Date hereunder to December 31, 2011, whereupon the 7th Floor Termination Date shall, for all purposes hereof, be deemed December 31, 2011, subject, however, to the terms of the next succeeding sentence. If Licensee timely exercises its 7th Floor Termination Date extension rights pursuant to the preceding sentence, and if Licensor, as of August 31, 2011, has entered into a lease or license arrangement or letter of intent with another party relative to such party’s occupancy of all or any portion of the 7th Floor Additional Premises for a period which would require Licensor’s delivery of such space to such other party on or prior to December 31, 2011, then Licensor shall have the right to reject Licensee’s extension notice given pursuant to the preceding sentence, by notice of such rejection delivered to Licensee on or before September 10, 2011, whereupon such extension notice from Licensee shall be null and void, and the 7th Floor Termination Date shall remain October 31, 2011 for all purposes hereof.

5. License Fees. License Fees for the Original Premises shall continue to be payable in such amounts and in accordance with such provisions as are set forth in the License Agreement from and after the date hereof and through January 9, 2011. For the period from and after the Additional Premises Commencement Date and through December 31, 2011 (i.e., being the last day of the initial term of the License Agreement, as extended hereunder), Licensee shall pay License Fees for the overall 23rd/24th Floor Premises being licensed under the License Agreement (i.e., consisting of the Original Premises and the 23rd Floor Additional Premises, as described herein) in an amount equal to $138,381.75 per month (being calculated based on $27.00 per rentable square foot per annum) for each month of the term (and Section 4 of the Original License is hereby amended accordingly). In addition, for the period from and after the Additional Premises Commencement Date and through the 7th Floor Termination Date (as the same may be extended under Section 4 above), Licensee shall pay License Fees for the 7th Floor Additional Premises being licensed under the License Agreement in an amount equal to $67,167.00 per month (being calculated based on $27.00 per rentable square foot per annum) for each month of the term (and Section 4 of the Original License is hereby further amended accordingly). The License Fees due and owing from time to time under the License Agreement (as amended hereby) shall be payable in monthly installments, in advance, on the first day of each calendar month during the term, all in accordance with such terms and provisions as otherwise set forth in the License Agreement relative to the payment of License Fees thereunder. Without limitation of the foregoing, it is acknowledged that Licensee has heretofore paid License Fees for the Original Premises for the month of January, 2011, and, accordingly, it is agreed that the balance of the License Fees due for the month of January as set forth in this Amendment (i.e., attributable to the Additional Premises, and prorated for the period from and after the Additional Premises Commencement Date and through January 31, 2011) shall equal $72,238.06, and shall be payable from Licensee to Licensor on or prior to the Additional Premises Commencement Date, and as a condition to Licensor’s obligation to deliver possession of the Additional Premises to Licensee hereunder. The License Fees described in this Section 4 shall be in addition to all other charges payable by Licensee from time to time under the License Agreement.

Notwithstanding anything herein to the contrary, Licensee shall be entitled to a credit against the overall License Fees due under the License Agreement in an aggregate amount equal to $48,622.70 (the “License Fees Credit Amount”), which License Fees Credit Amount shall be applied and credited against License Fees first coming due under the License Agreement (as amended hereby) commencing February 1, 2011; provided that Licensee shall remain responsible for all other obligations of Licensee under the License Agreement during any period when Licensee is otherwise entitled to such credit under this paragraph.

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6. As Is, Condition of Additional Premises; Turnover; Existing Furniture Items. Licensor shall tender possession of the Additional Premises to Licensee on or before the Additional Premises Commencement Date. Licensee hereby agrees to accept possession of the Additional Premises in its "as is" condition as of date Licensor so tenders possession thereof to Licensee. Licensee hereby further acknowledges and agrees that (a) Licensor has not made any representation or warranty whatsoever, either express or implied (including, without limitation, any implied warranty of habitability or fitness for a particular purpose), respecting the condition of the Additional Premises, and (b) Licensor has not made any promise to alter, remodel or improve the Additional Premises for Licensee's occupancy, nor to give any allowance or other concession to Licensee on account thereof. Without limitation of the foregoing, (i) Licensee shall have the right to use at the 23rd Floor Additional Premises, during the term of the License Agreement (as extended hereby), all items of furniture or other non-affixed personal property located at the 23rd Floor Additional Premises as of the date of mutual execution and delivery hereof by the parties (herein, the “Existing 23rd Floor Additional Premises Furniture Items”) and (ii) Licensee shall have the right to use at the 7th Floor Additional Premises, from and after the Additional Premises Commencement Date and through the 7th Floor Termination Date (as the same may be extended under Section 4 above), all items of furniture or other non-affixed personal property located at the 7th Floor Additional Premises as of the date of mutual execution and delivery hereof by the parties (herein, the “Existing 7th Floor Additional Premises Furniture Items”). The Existing 23rd Floor Additional Premises Furniture Items and the Existing 7th Floor Additional Premises Furniture Items shall remain the property of Licensor at all times, and may not be removed from the Additional Premises by Licensee at any time. Licensee shall surrender such Existing 23rd Floor Additional Premises Furniture Items to Licensor as of the end of the term of the License Agreement, as extended hereby (or as of any earlier termination of Licensee’s possession of the 23rd Floor Additional Premises) in the same condition as existing as of the Additional Premises Commencement Date, ordinary wear and tear excepted. Further, Licensee shall surrender such Existing 7th Floor Additional Premises Furniture Items to Licensor as of the 7th Floor Termination date (as the same may be extended under Section 4 above) (or as of any earlier termination of Licensee’s possession of the 7th Floor Additional Premises) in the same condition as existing as of the Additional Premises Commencement Date, ordinary wear and tear excepted.

7. Renewal Period. Section 3(e) of the Original License is hereby deleted, and the following replacement Section 3(e) is hereby substituted therefor:

“(e) Without limitation of the foregoing terms of this Section 3 (including, without limitation, the early termination rights described in Section 3(b) above), and subject to the provisions hereinafter set forth, Licensor hereby grants to Licensee an option to extend the term of the License Agreement on the same terms, conditions and provisions as contained in the License Agreement, except as otherwise provided herein, for one period of two (2) calendar months (the "Renewal Period") after the expiration of the initial stated License Agreement term, which Renewal Period shall commence on January 1, 2012 (the "Renewal Period Commencement Date") and end on February 29, 2012.

(i) Said option shall be exercisable by written notice from Licensee to Licensor of Licensee's election to exercise said option given not later than November 1, 2011, time being of the essence. If Licensee's option is not so exercised, said option shall thereupon expire.

(ii) The License Fee payable by Licensee to Licensor during the Renewal Period shall be $138,381.75 per month, payable at such times and in accordance with such provisions as otherwise set forth in Paragraph 4 below relative to the payment of the License Fee thereunder.”

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It is understood and agreed that the renewal of the term of the Licensee Agreement contemplated by this Section 7 (and contemplated by Section 3(e) of the Original License, as amended hereby) shall relate solely to the 23rd/24th Floor Premises described in this Amendment, and nothing in this Section 7 (or in Section 3(e) of the Original License, as amended hereby) shall be deemed to extend the expiration date of the term of the License Agreement relative to the 7th Floor Additional Premises beyond the “7th Floor Termination Date” provided for in this Amendment.

8. Entire Agreement. The entire agreement of the parties with respect to the matters covered hereby is set forth in this Amendment and in the License Agreement as amended hereby.

9. Counterparts. This Amendment may be executed in multiple counterparts which, when taken together, shall constitute one and the same instrument.

10. No Offer. Submission of this instrument for examination or negotiation shall not bind Licensor, and no obligation on the part of Licensor shall arise until this instrument is signed and delivered by both Licensor and Licensee; provided, however, the execution and delivery of this instrument by Licensee to Licensor shall constitute an offer by Licensee to enter into the transactions contemplated hereby on the terms and conditions herein contained, which offer may not be revoked for ten (10) business days after such delivery (and then, only if Licensor has not then delivered a fully executed original of this instrument to Licensee).

11. Brokers. Licensee represents and warrants to Licensor that Licensee did not deal with any broker or finder in connection with this Amendment other than the following Brokers; CB Richard Ellis, JF McKinney and Hines. Licensor hereby agrees to pay any brokerage commissions payable to said Brokers above relative to this Amendment in accordance with any applicable written agreement between Licensor and such Brokers. Licensee shall indemnify, defend and hold Licensor, its agents and their respective members, officers, directors, partners, employees and agents harmless of, from and against any and all losses, damages, liabilities, claims, liens, costs and expenses, including without limitation court costs and reasonable attorneys' fees and expenses, arising from any claims or demands of any other broker or brokers or finders for any commission alleged to be due such other broker or brokers or finders claiming to have dealt with Licensee in connection with this Amendment or with whom Licensee hereafter deals or whom Licensee employs.

12. Certification and Agreement. Licensee hereby certifies to Licensor as of the date of this Amendment that (i) it is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and (ii) it is not engaged in the transaction evidenced by the License Agreement, directly or indirectly on behalf of, or instigating or facilitating the transaction evidenced by the License Agreement, directly or indirectly on behalf of, any such person, group, entity, or nation. LICENSEE hereby agrees to defend, indemnify, and hold harmless LICENSOR, LICENSOR’s members, officers, employees and agents, LICENSOR’s managing agent, any officer, director, stockholder, partner, member, trustee, beneficiary, employee, agent or contractor of LICENSOR’s managing agent, and any MORTGAGEE OF THE BUILDING, FROM AND AGAINST ANY and all claims, damages, losses, risks, liabilities, and expenses (including attorney’s fees and costs) arising from or related to any breach of the certification set forth above in this SECTION 12. The terms and conditions contained in this Section 12 shall be expressly binding upon and shall expressly inure to the benefit of the successors and assigns of the parties hereto.

13. License Agreement in Full Force and Effect. Except as herein provided, all the terms and provisions of the License Agreement shall remain in full force and effect, and Paragraph 19 of the Original License shall apply to this Amendment and to the License Agreement as amended hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment is executed by the parties as of the day and year first set forth above.

LICENSEE: GROUPON INC., a Delaware corporation By: /s/ Bradley Downes Name: Bradley Downes Its: SVP Finance

LICENSOR:

FSP 303 EAST WACKER DRIVE LLC, a Delaware limited liability company

By: FSP Property Management LLC, a Massachusetts limited liability company, its asset manager

By: /s/ John F. Donahue

Name: John F. Donahue

Title: Vice President

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EXHIBIT A

ADDITIONAL PREMISES – 23RD FLOOR

A-1

TheEnvironmentsGroup

Wacker Drive
Columbus Drive
2300
2300
2300
2350
2350
A
B
C
D
E
F
G
H
J
1
2
3
4
5

suite 2300

suite 2350

30, 584 RSF

Hines

303 East Wacker Drive
Chicago, Illinois

23rd Floor

NORTH

March 7, 2008

Exhibit A

Suite 2300 - Add. Premises = 15,388 RSF

EXHIBIT B

ADDITIONAL PREMISES – 7TH FLOOR

B-1

Wacker Drive
700
700
700
700
Columbus Drive
NORTH
Exhibit B
suite 700 = 29,852 RSF

suite 700

Vacant

29,852 sq.ft. Rentable

303 East Wacker Drive

Chicago, Illinois

7th Floor

May 26, 2010

SECOND AMENDMENT TO LICENSE AGREEMENT

This SECOND AMENDMENT TO LICENSE AGREEMENT ("Amendment") is made and entered into as of the 15 day of February, 2011, by and between FSP 303 EAST WACKER DRIVE LLC, a Delaware limited liability company ("Licensor"), and GROUPON INC., a Delaware corporation ("Licensee").

W I T N E S S E T H:

WHEREAS, Licensor and Licensee are parties to that certain License Agreement dated November 24, 2010 (the "Original License"), as amended by First Amendment to License Agreement dated January 7,  2011 (the “First Amendment”) (said Original License, as amended by the First Amendment, as amended hereby and as further amended from time to time, the "License Agreement"), which License Agreement covers space (the "Premises") containing an aggregate of 91,355 square feet of rentable area in the aggregate (consisting of the entire 24th floor, stipulated to contain 30,919 square feet of rentable area, and the entire 23rd floor, stipulated to contain 30,584 square feet of rentable area, and the entire 7th floor, stipulated to contain 29,852 square feet of rentable area) in the building (the “Building”) known as 303 East Wacker Drive, Chicago, Illinois, for a term scheduled to expire on December 31, 2011.

WHEREAS, Licensor and Licensee desire to amend the License Agreement (i) to extend the initial term of the License Agreement through May 31, 2012, and (ii) to add additional space on the 3rd, 4th, 25th and 26th floors of the Building to the “Premises” being licensed thereunder, and (iii) to provide that the term of the License Agreement for the part of the Premises located on the 7th floor will expire concurrent with the expiration date for the balance of the Premises (i.e., being “May 31, 2012”, as provided herein), notwithstanding the terms of the First Amendment which had provided for a stated expiration date for such 7th floor space of October 31, 2011, and (iv) for other matters, all as hereinafter set forth, and all subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, Licensor and Licensee hereby agree as follows:

1. Recitals; Defined Terms. The foregoing recitals are hereby incorporated in this Amendment by reference All capitalized terms used but not otherwise defined herein shall have the same meanings as in the License Agreement. As used in this Amendment, the following terms shall have the respective meanings indicated below:

(a) “Additional Premises” shall mean, collectively, (i) space on the 3rd floor in the Building, stipulated to contain 22,883 square feet of rentable area, known as Suites 300, 311, 350 and 339 and shown on Exhibit A attached hereto and made a part hereof (the “3rd Floor Additional Premises”), and (ii) space on the 4th floor in the Building, stipulated to contain 29,670 square feet of rentable area, consisting of the entire such floor and shown on Exhibit B attached hereto and made a part hereof (the “4th Floor Additional Premises”), and (iii) space on the 25th floor in the Building, stipulated to contain 30,919 square feet of rentable area, consisting of the entire such floor and shown on Exhibit C attached hereto and made a part hereof (the “25th Floor Additional Premises”), and (iv) space on the 26th floor in the Building, stipulated to contain 21,362 square feet of rentable area, known as Suite 2650 and shown on Exhibit D attached hereto and made a part hereof (the “26th Floor Additional Premises”). Without limitation of the foregoing, it is acknowledged that, from and after the latest “Additional Premises Commencement Date” hereunder, the overall “Premises” being licensed under the License Agreement shall consist of the entireties of floors 4, 7, 23, 24 and 25, and a portion of floors 3 and 26, at the Building, stipulated to contain 196,189 square feet of rentable area in the aggregate.

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(b) “Additional Premises Commencement Date”, as it relates to each of the four (4) portions of the Additional Premises described in Section 1(a) above, shall mean the respective “Turnover Date” for such portion of the Additional Premises.

(c) “Original Premises” shall mean the “Premises” on the 7th, 23rd and 24th floors at the Building being licensed under the License Agreement immediately prior to the date hereof, as described in the opening Recital paragraph above, stipulated to contain 91,355 square feet of rentable area.

(d) “Turnover Date”, as it relates to each of the four (4) portions of the Additional Premises described in Section 1(a) above, shall mean the respective date when Licensor delivers possession of such portion of the Additional Premises to Licensee in the condition for turnover of such portion of the Additional Premises required under Section 7 hereof.

2. Extension of Term. The expiration date of the term of the License Agreement, which is currently set forth in the License Agreement as December 31, 2011, is hereby extended to May 31, 2012. Except as otherwise set forth herein, the extension of the term being effectuated hereby shall be on the same terms and conditions as set forth in the License Agreement relative to the License Agreement term therein provided.

3. Additional Premises. For purposes of this Amendment, any reference to a “portion of the Additional Premises” (or words of similar import) shall mean a reference to any one of the four (4) portions of the Additional Premises described in Section 1(a) above. Effective as of the Additional Premises Commencement Date for each respective portion of the Additional Premises and for a term expiring concurrently with the end of the term of the License Agreement for the remainder of the Premises (as extended hereby):

(a) the “Premises” licensed under the License Agreement shall include the applicable portion of the Additional Premises; and

(b) the rentable area of the Premises under the License Agreement shall be increased by the rentable area of the applicable portion of the Additional Premises (thereby resulting, as of the latest Additional Premises Commencement Date to occur hereunder, in an overall rentable area of the Premises equal to 196,189 square feet.

From and after the Additional Premises Commencement Date for each applicable portion of the Additional Premises and through the end of the term of the License Agreement (as extended hereby), all provisions of the License Agreement (as amended hereby) shall be in full force and effect with respect to, and shall govern Licensee’s possession of, the applicable portion of the Additional Premises.

4. 7th Floor Termination Date. The terms of Section 4 of the First Amendment, entitled “7th Floor Termination Date”, are hereby deleted in their entirety, and said Section 4 of the First Amendment is hereby deemed null and void. Accordingly, it is acknowledged and agreed that the term of the License Agreement relative to the part of the Premises located on the 7th floor shall expire concurrent with the expiration of the term relative to the balance of the Premises (i.e., being “May 31, 2012”, as provided herein, subject to extension or earlier termination as provided in the License Agreement), and any references to an earlier termination date for the 7th floor space as set forth in the First Amendment shall no longer have any force or effect.

5. Renewal Period. The terms of Section 3(e) of the Original Lease, as amended by Section 7 of the First Amendment, entitled “Renewal Period”, are hereby deleted in their entirety, and said Section 3(e) of the Original Lease, as amended by Section 7 of the First Amendment, is hereby deemed null and void. Accordingly, it is acknowledged that the term of the License Agreement for the entire Premises shall expire on May 31, 2012 without any right of Licensee to extend such term, and any references to any such extension right or Renewal Period shall no longer have any force or effect

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6. License Fees. License Fees for the overall Premises from time to time under the License Agreement shall continue to be payable in an amount equal to $27.00 per rentable square foot per annum. The foregoing License Fees shall continue to be payable with respect to the Original Premises for all periods from and after the date hereof, in accordance with the terms and conditions otherwise set forth in the License Agreement and continuing through the expiration date of the License Agreement (as extended hereby). The foregoing License Fees payable with respect to each portion of the Additional Premises shall be payable from and after the applicable Additional Premises Commencement Date for such portion of the Additional Premises and through the expiration date of the License Agreement (as extended hereby); provided, however, that Licensee shall be entitled to (i) an abatement of such License Fees attributable to each respective portion of the Additional Premises for a period of thirty (30) days beginning with the respective Additional Premises Commencement Date for such portion of the Additional Premises (provided further, however, that Licensee shall remain responsible for all other obligations of Licensee under the License Agreement during any period when Licensee is otherwise entitled to such abatement relative to each portion of the Additional Premises under this sentence), and (ii) the Additional Premises License Fees Credit Amount pursuant to the last paragraph of this Section 6. The License Fees due and owing from time to time under the License Agreement (as amended hereby) shall be payable in monthly installments, in advance, on the first day of each calendar month during the term, all in accordance with such terms and provisions as otherwise set forth in the License Agreement relative to the payment of License Fees thereunder. Without limitation of the foregoing, it is acknowledged that the monthly License Fees due and owing for the overall Premises under the License Agreement, for the period from and after the latest Additional Premises Commencement Date hereunder and for the balance of the term of the License Agreement (as extended hereby), and without taking into account (a) the 30-day abatement period for each respective portion of the Additional Premises (as provided above in this Section 6), (b) the License Fees Credit Amount referred to in Section 5 of the First Amendment, or (c) the Additional Premises License Fees Credit Amount referenced below, shall be equal to $441,425.25 per month (i.e., based on an annual amount of $5,297,103.00, calculated based on $27.00 per rentable square foot multiplied by an aggregate of 196,189 square feet of rentable area of the Premises). The License Fees described in this Section 6 shall be in addition to all other charges payable by Licensee from time to time under the License Agreement.

Notwithstanding anything herein to the contrary, Licensee shall be entitled to a credit against the overall License Fees due under the License Agreement in an aggregate amount equal to $91,207.93 (the “Additional Premises License Fees Credit Amount”), which Additional Premises License Fees Credit Amount shall be applied and credited against License Fees first coming due under the License Agreement (as amended hereby) commencing May 1, 2011; provided that Licensee shall remain responsible for all other obligations of Licensee under the License Agreement during any period when Licensee is otherwise entitled to such credit under this paragraph.

7. Licensor’s Work; Turnover; As-Is; Existing Furniture Items. It is acknowledged that Licensor shall be performing, or causing to be performed, at Licensor’s expense, certain work (the "Licensor's Work") at each applicable portion of the Additional Premises as more particularly described in Exhibit E attached hereto (and as set forth in any detailed plans, specifications and working drawings developed by Licensor from time to time therefor), all subject, in any event, to the terms of this Section 7. The plans for the Licensor’s Work, existing as of the date hereof, are also attached hereto as part of Exhibit E. Unless otherwise specified in Exhibit E, it is acknowledged and agreed that the Licensor’s Work shall include Building standard finishes. Licensor shall use commercially reasonable efforts and proceed diligently (which need not require overtime work), to deliver possession to Licensee of each applicable portion of the Additional Premises, with all Licensor's Work being "substantially completed" (as hereinafter defined) therein, on or before May 1, 2011 (such date contemplated as the turnover date for each applicable portion of the Additional Premises described in this sentence, the "Projected Turnover Date" for such space), or as soon thereafter as reasonably practicable. The date Licensor so tenders possession of each such portion of the Additional Premises to Licensee, in the condition required by the preceding sentence, is herein referred to as the "Turnover Date" for such applicable portion of the

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Additional Premises. If the Turnover Date for any respective portion of the Additional Premises does not occur on or before the respective Projected Turnover Date for such space, for any reason, then Licensor shall not be liable or responsible for any claims, damages, or liabilities in connection therewith or by reason thereof, and such failure should not effect the validity of this Amendment or of the License Agreement or otherwise affect the obligations of Licensee under this Amendment or the License Agreement; provided, however, in such event, (i) Licensor shall use commercially reasonable diligent efforts (which may require overtime work) to substantially complete the Licensor's Work within such portion of the Additional Premises and thereupon deliver possession of the portion of the Additional Premises to Licensee as soon thereafter as reasonably practicable, and (ii) the applicable Additional Premises Commencement Date for such portion of the Additional Premises shall be deferred until the respective Turnover Date for such portion of the Additional Premises hereunder (or such earlier date, if applicable, when Licensee has occupied such portion of the Additional Premises for the conduct of any business operations therefrom). In the event the applicable Additional Premises Commencement Date for any portion of the Additional Premises is deferred pursuant to this Section 7 beyond the applicable Projected Turnover Date therefor, License Fees relative to the respective portion of the Additional Premises under this Amendment shall not commence until said revised Additional Premises Commencement Date relative to such space (but subject, in any event to the 30-day abatement thereof as provided in Section 6 above); provided that the expiration date of the term of the License Agreement (as extended by this Amendment) shall not be extended or modified on account thereof, and shall remain “May 31, 2012” for all purposes hereof. For purposes hereof, the term "substantially completed", "substantially complete", "substantial completion", or words of similar import, shall mean completion of the Licensor's Work within the applicable portion of the Additional Premises, except for minor and insubstantial details of construction, detail or mechanical adjustments which remain to be done to the extent that such remaining incomplete items would not materially interfere with the use of the applicable portion of the Additional Premises for an office. In the event of any dispute as to whether the Licensor's Work is substantially complete, the decision of Licensor's licensed architect shall be final and binding on the parties.

At Licensee’s request, Licensor shall allow Licensee’s approved contractors to have access to the 3rd Floor Additional Premises, the 4th Floor Additional Premises, the 25th Floor Additional Premises and the 26th Floor Additional Premises prior to the respective Turnover Date for each such portion of the Additional Premises, in order to allow installation of telephone systems and other fixturing activities (all of which shall be performed in accordance with all terms and provisions of the License Agreement governing alteration work being performed by Licensee from time to time at the Premises), but only so long as such early access will not, in Licensor’s judgment, materially interfere with or delay Licensor’s performance of the Licensor’s Work or otherwise increase the costs in any material respect for such Licensor’s Work. During any such early access under this paragraph, Licensee hereby agrees to fully cooperate with (and to cause its contractors to fully cooperate with) Licensor and Licensor’s contractors with regard to scheduling times for the performance of such fixturing activities by Licensee, and with respect to coordinating the fixturing activities of Licensee’s contractors in the respective portions of the Additional Premises with Licensor's performance of the Licensor’s Work.

Following the Turnover Date for each applicable portion of the Additional Premises in accordance with the terms of this Section 7, Licensor shall proceed diligently to complete the balance (if any) of the Licensor's Work therein within thirty (30) days, subject, however, to delays beyond Licensor’s reasonable control so long as Licensor is diligently pursuing such completion. Licensee hereby acknowledges that, following the Turnover Date for each applicable portion of the Additional Premises, Licensor may complete any then unfinished portions of the Licensor's Work in or about such portion of the Additional Premises during normal business hours while Licensee is performing work or otherwise

4

conducting its business operations therein, if and only if, in Licensee’s reasonable judgment, such work will not unreasonably affect Licensee’s ability to conduct its business in such portion of the Additional Premises. If and to the extent Licensee reasonably determines that any portions of such Licensor’s Work would unreasonably affect Licensee’s ability to conduct its business in the applicable portion of the Additional Premises, then such portions of the Licensor’s Work shall be performed after normal business hours at the Building. Licensor and Licensee hereby agree to cooperate with one another with regard to scheduling times for the performance of said balance of the Licensor's Work and coordinating Licensee's activities in the respective portions of the Additional Premises with Licensor's performance of same. During Licensor's completion of the unfinished portions of the Licensor's Work, Licensee and Licensor shall use commercially reasonable efforts to coordinate each such party's respective activities at the applicable portions of the Additional Premises so as to minimize interference with the other party's on-going work and other activities.

Except for the Licensor’s Work required to be performed at each applicable portion of the Additional Premises, Licensee hereby agrees to accept possession of each applicable portion of the Additional Premises in its "as is" condition as of date of this Amendment, ordinary wear and tear excepted. Licensee hereby further acknowledges and agrees that (a) Licensor has not made any representation or warranty whatsoever, either express or implied (including, without limitation, any implied warranty of habitability or fitness for a particular purpose), respecting the condition of the Additional Premises, and (b) except for the Licensor’s Work being performed at each applicable portion of the Additional Premises, Licensor has not made any promise to alter, remodel or improve the Additional Premises for Licensee's occupancy, nor to give any allowance or other concession to Licensee on account thereof. Without limitation of the foregoing, Licensee shall have the right to use, at each applicable portion of the Additional Premises, during the term of the License Agreement (as extended hereby), all items of furniture or other non-affixed personal property located at such portion of the Additional Premises as of the date of mutual execution and delivery hereof by the parties (herein, collectively, the “Existing Additional Premises Furniture Items”). The Existing Additional Premises Furniture Items shall remain the property of Licensor at all times, and may not be removed from the respective portion of the Additional Premises by Licensee at any time. Licensee shall surrender such Existing Additional Premises Furniture Items to Licensor as of the end of the term of the License Agreement, as extended hereby (or as of any earlier termination of Licensee’s possession of the respective portion of the Additional Premises) in the same condition as existing as of the respective Additional Premises Commencement Date for each particular portion of the Additional Premises, ordinary wear and tear excepted.

8. Entire Agreement. The entire agreement of the parties with respect to the matters covered hereby is set forth in this Amendment and in the License Agreement as amended hereby.

9. Counterparts. This Amendment may be executed in multiple counterparts which, when taken together, shall constitute one and the same instrument.

10. No Offer. Submission of this instrument for examination or negotiation shall not bind Licensor, and no obligation on the part of Licensor shall arise until this instrument is signed and delivered by both Licensor and Licensee; provided, however, the execution and delivery of this instrument by Licensee to Licensor shall constitute an offer by Licensee to enter into the transactions contemplated hereby on the terms and conditions herein contained, which offer may not be revoked for ten (10) business days after such delivery (and then, only if Licensor has not then delivered a fully executed original of this instrument to Licensee).

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11. Brokers. Licensee represents and warrants to Licensor that Licensee did not deal with any broker or finder in connection with this Amendment other than the following Brokers; CB Richard Ellis, JF McKinney and Hines. Licensor hereby agrees to pay any brokerage commissions payable to said Brokers above relative to this Amendment in accordance with any applicable written agreement between Licensor and such Brokers. Licensee shall indemnify, defend and hold Licensor, its agents and their respective members, officers, directors, partners, employees and agents harmless of, from and against any and all losses, damages, liabilities, claims, liens, costs and expenses, including without limitation court costs and reasonable attorneys' fees and expenses, arising from any claims or demands of any other broker or brokers or finders for any commission alleged to be due such other broker or brokers or finders claiming to have dealt with Licensee in connection with this Amendment or with whom Licensee hereafter deals or whom Licensee employs.

12. Certification and Agreement. Licensee hereby certifies to Licensor as of the date of this Amendment that (i) it is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and (ii) it is not engaged in the transaction evidenced by the License Agreement, directly or indirectly on behalf of, or instigating or facilitating the transaction evidenced by the License Agreement, directly or indirectly on behalf of, any such person, group, entity, or nation. LICENSEE hereby agrees to defend, indemnify, and hold harmless LICENSOR, LICENSOR’s members, officers, employees and agents, LICENSOR’s managing agent, any officer, director, stockholder, partner, member, trustee, beneficiary, employee, agent or contractor of LICENSOR’s managing agent, and any MORTGAGEE OF THE BUILDING, FROM AND AGAINST ANY and all claims, damages, losses, risks, liabilities, and expenses (including attorney’s fees and costs) arising from or related to any breach of the certification set forth above in this SECTION 12. The terms and conditions contained in this Section 12 shall be expressly binding upon and shall expressly inure to the benefit of the successors and assigns of the parties hereto.

13. Lease. Licensor shall have the right, at any time, to convert the License Agreement (as amended hereby) into a lease agreement, whereby Licensee, as tenant, would lease the Premises being licensed under the License Agreement from Licensor, as landlord, for a gross rental equal to the License Fees payable from time to time under the License Agreement (as amended hereby), all in accordance with the same substantive terms and conditions, in all material respects, as otherwise set forth in the License Agreement (as amended hereby). If Licensor so requests the conversion of the License Agreement to a lease, as provided in the preceding sentence, then provided that the terms and conditions of the lease are consistent with the terms of the License Agreement (as amended hereby) in all material respects, the parties shall enter into Landlord's proposed form of lease used at the Building within thirty (30) days following such request (with such changes thereto as may be reasonably acceptable to the parties so that the form lease contains the same substantive terms, in all material respects, as otherwise set forth in the License Agreement).

14. License Agreement in Full Force and Effect. Except as herein provided, all the terms and provisions of the License Agreement shall remain in full force and effect, and Paragraph 19 of the Original License shall apply to this Amendment and to the License Agreement as amended hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment is executed by the parties as of the day and year first set forth above.

LICENSEE: GROUPON INC., a Delaware corporation By: /s/ Bradley Downes Name: Bradley Downes Its: SVP Finance

LICENSOR:

FSP 303 EAST WACKER DRIVE LLC, a Delaware limited liability company

By: FSP Property Management LLC, a Massachusetts limited liability company, its asset manager

By: /s/ John F. Donahue

Name: John F. Donahue

Title: Vice President

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EXHIBIT A

ADDITIONAL PREMISES – 3RD FLOOR

A
B
C
D
E
F
G
H
J
1
2
3
4
5
304
300
350
311
360
339
Wacker Drive
Columbus Drive
NORTH

suite 300
Vacant
5,470 sq.ft. Rentable

suite 311
Vacant
3,297 sq.ft. Rentable

suite 304
Pepsi Americas
1,408 sq.ft. Rentable

suite 360
Navistar
5,386 sq.ft. Rentable

suite 350
Vacant
4,493 sq.ft. Rentable

suite 339
Vacant
9,623 sq.ft. Rentable

Total = 22,883 rsf

303 East Wacker Drive
Chicago, Illinois

3rd Floor

July 14, 2010

A-1

EXHIBIT B

ADDITIONAL PREMISES – 4TH FLOOR

A
B
C
D
E
F
G
H
J
5
4
3
2
1
Wacker Drive
Columbus Drive
NORTH

suite 400

Vacant

29,670 sq.ft. Rentable

303 East Wacker Drive

Chicago, Illinois

4th Floor

July 14, 2010

B-1

EXHIBIT C

ADDITIONAL PREMISES –25TH FLOOR

TheEnvironmentsGroup

Wacker Drive
2500
Columbus Drive

suite 2500
Vacant
30,919 sq.ft. Rentable

Hines

303 East Wacker Drive
Chicago, Illinois

25th Floor

NORTH

October 27, 2006

C-1

EXHIBIT D

ADDITIONAL PREMISES – 26TH FLOOR

TheEnvironmentsGroup
PERKINS+WILL

2600
2650
Wacker Drive
Columbus Drive

suite 2650
Vacant
21,362 sq.ft. Rentable

suite 2600
Consulate General of the Netherlands
9,488 sq.ft. Rentable

Hines

303 East Wacker Drive
Chicago, Illinois

26th Floor

NORTH

October 23, 2008

D-1

EXHIBIT E

DESCRIPTION OF LICENSOR’S WORK

1. 3rd Floor Additional Premises and 4th Floor Additional Premises

Demolition, per plans reasonably approved by Licensee as provided in the Amendment

2. 25th Floor Additional Premises

Finish space for occupancy by adding ceiling grid (no tiles), lights, HVAC, sprinklers, carpet and paint

3. 26th Floor Additional Premises

Add carpet to the northern half of the suite, and finish the southern half of the suite (approximately 10,438 RSF) for occupancy by adding ceiling grid (no tiles), lights, HVAC, sprinklers, carpet and paint

[SEE THE FOLLOWING PLANS ATTACHED AS PART OF THIS EXHIBIT E FOR FURTHER DESCRIPTION OF THE LICENSOR’S WORK, AND IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE ABOVE DESCRIPTION OF THE LICENSOR’S WORK AND THE LICENSOR’S WORK SHOWN ON THE ATTACHED PLANS, THE ATTACHED PLANS SHALL GOVERN AND CONTROL]

E-1

Wacker Drive
Columbus Drive
304
300
350
311
360
339
A
B
C
D
E
F
G
H
J
1
2
3
4
5
Remove Counter-Top

suite 300
Vacant
5,470 sq.ft. Rentable

suite 304
Pepsi Americas
1,408 sq.ft. Rentable

suite 350
Vacant
4,493 sq.ft. Rentable

suite 311
Vacant
3,297 sq.ft. Rentable

suite 360
Navistar
5,386 sq.ft. Rentable

suite 339
Vacant
9,623 sq.ft. Rentable

= Demo; also repair ceiling grid & tile and carpet (areas of Demo)

= Carpet (color gray)

303 East Wacker Drive
Chicago, Illinois

3rd Floor

NORTH

July 14, 2010

E-2

A
B
C
D
E
F
G
H
J
1
2
3
4
5
Wacker Drive
Columbus Drive
= Demo
- carpet
Buildout
- New Ceiling grid
- Life Safety
NORTH

suite 400

Vacant
29,670 sq.ft. Rentable

303 East Wacker Drive
Chicago, Illinois

4th Floor

July 14, 2010

E-3

TheEnvironmentsGroup

Wacker Drive
2500
Columbus Drive

suite 2500
Vacant
30,919 sq.ft. Rentable

Build-out
- ceiling grid
- Lights
- Life safety
- HVAC
- CARPET

Hines
303 East Wacker Drive
Chicago, Illinois

25th Floor

NORTH

October 27, 2006

E-4

PERKINS+WILL

Wacker Drive
Columbus Drive

= Demo

= CARPET

= Build-Out
- Ceiling grid
- LighTS
- Life Safety
- HVAC
- CARpet

Hines
303 East Wacker Drive
Chicago, Illinois

26th Floor

NORTH

February 11, 2010

E-5